UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2021

DECARBONIZATION PLUS ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39632	82-2726724
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2744 Sand Hill Road, Suite 100 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(212) 993-0076

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	DCRBU	Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	DCRB	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DCRBW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 15, 2021, Decarbonization Plus Acquisition Corporation, a Delaware corporation (the “Company”), convened a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the Definitive Proxy Statement on Schedule 14A (File No. 001-39632) filed by the Company with the U.S. Securities and Exchange Commission on June 21, 2021.

There were 28,215,627 shares of common stock issued and outstanding at the close of business on June 1, 2021, the record date (the “Record Date”) for the Special Meeting. At the Special Meeting, there were 17,921,054 shares present either by proxy or online, representing approximately 63.48% of the total outstanding shares of the Company’s common stock as of the Record Date.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 - The Business Combination Proposal

The Business Combination Agreement and Plan of Reorganization, dated as of February 8, 2021 (the “Business Combination Agreement”), by and among the Company, DCRB Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Hyzon Motors Inc., a Delaware corporation (“Hyzon”), was approved and adopted, and the merger and all other transactions contemplated by the Business Combination Agreement were approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
16,991,639	908,097	12,318

Proposal No. 2 - The Authorized Share Charter Proposal

The amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (a) increase to the number of authorized shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), from 250,000,000 shares to 400,000,000 shares and (b) increase the number of authorized shares of the Company’s preferred stock, par value $0.0001 per share, from 1,000,000 shares to 10,000,000 shares was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
16,590,438	1,152,019	169,597

Proposal No. 3 - The Additional Charter Proposal

The amendment to the Charter to eliminate provisions in the Charter relating to the Company’s initial business combination that will no longer be applicable to the Company following the closing of the business combination, change the post-combination company’s name to “Hyzon Motors Inc.” and make certain other changes that the board of directors of the Company deems appropriate for a public operating company was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
16,939,921	921,510	50,623

Proposal No. 4 - The Nasdaq Proposal

The proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq Capital Market, (a) the issuance (or reservation for issuance in respect of certain options, restricted stock units, and warrants issued in exchange for outstanding pre-merger options, restricted stock units, and warrants of Hyzon) of 202,285,035 shares of Class A Common Stock, (b) the issuance and sale of 35,500,000 shares of Class A Common Stock in the private offering of securities to certain investors and (c) the issuance of up to 5,025,108 shares of Class A Common Stock to the holders of convertible notes of Hyzon in connection with the business combination was approved. The voting results were as follows:

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Votes For	Votes Against	Abstentions
16,827,048	1,022,668	62,338

Proposal No. 5 - The 2021 Plan Proposal

The Hyzon Motors Inc. 2021 Equity Incentive Plan and the material terms thereunder were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
16,527,025	1,307,980	77,049

Proposal No. 6 - The Director Election Proposal

The Company’s stockholders elected Dennis Edwards, Mark Gordon and Elaine Wong to serve as Class I directors until the 2022 annual meeting of stockholders, Ivy Brown, Viktor Meng and KD Park to serve as Class II directors until the 2023 annual meeting of stockholders and Erik Anderson, George Gu and Craig Knight to serve as Class III directors until the 2024 annual meeting of stockholders, and until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal. The voting results were as follows:

Nominee	Votes For	Withheld
Dennis Edwards	16,935,040	977,014
Mark Gordon	16,934,829	977,225
Elaine Wong	16,930,981	981,073
Ivy Brown	16,932,446	979,608
Viktor Meng	16,930,040	982,014
KD Park	16,933,909	978,145
Erik Anderson	16,932,292	979,762
George Gu	16,930,937	981,117
Craig Knight	16,934,124	977,930

Proposal No. 7 - The Adjournment Proposal

The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
16,863,569	978,086	70,399

Item 8.01.	Other Events.

Stockholders holding 2,089,323 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $20,894,145.34 (or approximately $10.00 per share) will be removed from the Trust Account to pay such holders.

On July 15, 2021, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release dated July 15, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 15, 2021

DECARBONIZATION PLUS ACQUISITION CORPORATION

By:	/s/ Erik Anderson
Name:	Erik Anderson
Title:	Chief Executive Officer

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